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                                                                EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1996, in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-04653) and related Prospectus of NeXstar Pharmaceuticals, Inc. for the registration of 2,875,000 shares of its common stock.

                                                /s/ ERNST & YOUNG LLP
                                                -------------------------
                                                ERNST & YOUNG LLP

Denver, Colorado
June 14, 1996